SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF THE REPORT (Date of Earliest Event Reported): July 21, 2003

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         PENNSYLVANIA                   0-17007                 23-2486815
         ------------                   -------                 ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)                IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 735-4422
                                                    --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)



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Item 7 .  Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits

      99 - Press Release dated July 21, 2003 of Republic First Bancorp, Inc (funrnished pursuant to Items 9 and 12 hereof).

Item 9. Regulation FD Disclosure.
---------------------------------

      On July 21, 2003, Republic First Bancorp, Inc. issued a press release reporting on its results of operations and balance sheet for the quarter ended June 30, 2003. This press release is furnished in this report, pursuant to Items 9 and 12 herof, as Exhibit 99.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             REPUBLIC FIRST BANCORP, INC.
                                             ----------------------------
                                                         (Registrant)



Dated:  July 21, 2003                        By: /s/  PAUL FRENKIEL
        --------------                        ----------------------
                                              Paul Frenkiel
                                              Chief Financial Officer




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